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                                                                   EXHIBIT 10.38

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT to that certain Employment Agreement ("Original
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Agreement") dated as of May 13, 1999 by and among College Television Network,
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Inc., a Delaware corporation (the "Company"), U-C Holdings, L.L.C., a Delaware
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limited liability company ("Holdings") and Martin Grant ("Executive"); is made
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as of the      day of October, 1999 between the Company and Executive.
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                              W I T N E S S E T H:

     WHEREAS, the Company desires to change the compensation of Executive and Executive is willing to make such change, in accordance with the terms and conditions set forth herein.

     NOW THEREFORE, in consideration for ten dollars ($10.00) in hand paid by the Company to Executive and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto hereby agrees as follows:

    12. All defined terms in the Original Agreement shall have the same meaning herein unless the context requires otherwise or unless redefined herein.

    13.  Section 5 of the Original Agreement is amended by deleting the section in its entirety and replacing it with the following:

             "(a) In addition to all sums payable to Executive pursuant to paragraph 4 above, Executive shall receive Five Hundred (500) Class A Management Units of Holdings at an aggregate purchase price of $500.00 (the "Original Cost").

              (b) Except as otherwise provided in paragraph 6(c) below, the Management Units will become vested, over the 36 month period after the date hereof, in equal proportions on each anniversary date of the Effective Date if, as of such anniversary date, Executive is employed by Company (i.e. 33.3% on the anniversary of each 12 month period).

              (c) Upon a Sale of the Company or a Sale of Holdings, all of the Management Units, which have not yet become vested shall become vested at the time of such event. All of the Management Units which have become vested pursuant to this paragraph 5 are referred to herein as "Vested Executive Securities", and all Unvested Management Units are referred to herein as "Unvested Executive Securities.""


    14. Pursuant to the Amendments contained herein, in exchange for $50, to be applied to the purchase price of the Class A Management Units, Executive shall remit the 50 Class B Management Units of Holdings purchased by him under the terms of the Original Agreement and such 50 Class B Management Units shall be reallocated to the Pool (as defined in the Fourth Amended and Restated Limited Liability Agreement of Holdings ("LLC Agreement")), pursuant to Section 3.9 of
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the LLC Agreement.

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    15.  For and in consideration of the additional 150 Class A Management
Units purchased by Executive ("New Units"), Executive hereby owes Holdings $150,
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$200 for the New Units less the $50 credit for the Class B Management Units remitted. The New Units received by the Executive in connection with the Amendments herein shall vest as though they were purchased by the Executive on the date of the Original Agreement. Executive hereby acknowledges that such New Units are subject to the Repurchase Option set forth in Section 6 of the Original Agreement.

    16. The parties hereto further agree that any warrant received by the Executive from Jason Elkin, pursuant to Section 5(d) of the Original Agreement, is hereby cancelled for no additional consideration, and any such warrant is of no further force and effect.

    17. Except as specifically amended herein, the Original Agreement shall remain unchanged and unamended hereby.

    18. This Agreement will be governed by the internal law, and not the laws of conflicts, of the State of Georgia.

    19. This Agreement may be executed in separate counterparts, each of which to be an original and all of which taken together constitute one and the same agreement.

   IN WITNESS WHEREAS, the parties have executed this Agreement as of the date first above written.

                                COLLEGE TELEVISION NETWORK, INC.


                                By:  /s/ Jason Elkin
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                                Its: Chief Executive Officer
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                                U-C HOLDINGS, L.L.C.

                                By: WILLIS STEIN & PARTNERS, L.P.
                                Its: Managing Member

                                    By: Willis Stein & Partners, L.L.C.
                                    Its: General Partner

                                    By:  /s/ Daniel Gill
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                                             Daniel M. Gill
                                             Its: Managing Director

                                /s/ Martin Grant
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                                MARTIN GRANT

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